March 2022Conference Presentation

2 Safe Harbor Certain statements contained in this presentation are not based on historical fact and are forward-looking statements within the meaning of federal securities laws and regulations. These statements are based on management’s current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact; actual results may differ materially due in part to the risk factors set forth in our risk factors in our most recent Annual Report on Form 10-K. These forward-looking statements can be identified by the use of words like “anticipates,” “estimates,” “projects,” “expects,” “plans,” “believes,” “intends,” “will,” “could,” “assumes” and other words of similar meaning. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements. We intend these forward-looking statements to speak only at the time of this communication and do not undertake to update or revise these statements as more information becomes available except as required under federal securities laws and the rules and regulations of the SEC. Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, the duration and magnitude of the disruption to our business and customers from the COVID-19 pandemic (including the effects of emerging and novel variants of the virus and any virus containment measures such as stay-at-home orders or government mandates) and severe winter weather, levels of consumer confidence in national and local economic business conditions, the duration and magnitude of the pandemic’s impact on labor conditions, the success of our strategy to recover from the effects of the pandemic, the success of our turnaround strategy, the execution of our five strategic initiatives, the impact of capital improvement projects, the adequacy and availability of capital resources to fund our existing and planned business operations and our capital expenditure requirements, the relative effectiveness of compensation-based employee incentives in causing improvements in our performance, the capacity to meet the demands of our large national account customers, the extent of execution of plans for the growth of our business and achievement of financial metrics related to those plans, our success in retaining and/or attracting qualified employees, our success in adapting to technology and new commerce channels, the effect of the capital markets as well as other external factors on stockholder value, fluctuations in availability and cost of green coffee, competition, organizational changes, the effectiveness of our hedging strategies in reducing price and interest rate risk, changes in consumer preferences, our ability to provide sustainability in ways that do not materially impair profitability, changes in the strength of the economy, including any effects from inflation, business conditions in the coffee industry and food industry in general, our continued success in attracting new customers, variances from budgeted sales mix and growth rates, weather and special or unusual events, as well as other risks described in this communication and other factors described from time to time in our filings with the SEC. Results from one period are not necessarily indicative of the results that may be expected for any future period.

3 Contents Business Update 1 3 Business Overview 2 Our Story: The Farmer Bros. Advantage 5 Financials4 Appendix

Business Overview 1

5 If It’s Coffee, We Do It Farmer Brothers is a Leading Manufacturer, Wholesaler, Distributor & Equipment Servicer of Regular & Specialty Coffee, Tea & Other Allied(1) Products in The U.S. • At Farmer Bros., We… • Roast, produce, and package more than 80 million lbs. of coffee per year • Offer more than 1,000 different products • Operate one of the oldest coffee distribution networks in the U.S. • Our National Network… • Enables capital-efficient innovation & distribution of new products & partnerships • Consists of one the largest & most skilled technician fleets in the country • Keeps us “sticky” while providing cross & up-sell opportunities (1) Allied products consist of all our non-coffee or coffee-supplementary products

6 Coffee is an Attractive Growth Industry • Coffee is a $76 billion industry that is growing at 3-5% annually(1) • 63% of American adults drink coffee at least once a day(2) • Specialty coffee trend provides growth tailwind • Refrigerated ready-to-drink (RTD) tea & coffee sales grew 13.6%(3); refrigerated RTD coffee by 44.0%(3) • Millennials & Gen Z increasingly preferring dairy alternatives & frozen/cold coffee(3) • Consolidated industry with high-barriers-to-entry • Limited relevant competition at-scale, even fewer competitors with national reach & sophisticated manufacturing (1) Techonomic AFH Beverage Study 2016 RSE, 2014-2016 CAGR (2) Statistic 2020 (3) Per IRI data, year-over-year, ending Aug 8, 2021 Our Brands

Operating Across Three Complementary Verticals

Direct-Store-Delivery ("DSD")

- Sells coffee, tea, spices, beverages & breakfast/brunch products[1]
- Distributes products through wholly-owned DSD network (& limited parcel shipping via "Roastery Direct")
- Delivers "White Glove" & CBE[2] services

- Higher-margin business with more than 50k point of delivery annually
- Coffee is ~50% of DSD Revenue

Direct-Ship ("DS")

- Creates & sells wholesale & private label coffee products
- Leading roaster & manufacturer
- Ships most products directly from our DCs[3] via third-party carriers

- Distributes ~2/3rds of all coffee we roast & service
- Coffee is ~95% of DS Revenue

eCommerce ("eComm")

- Creates cross-channel growth opportunities for our products & services
- Operates eComm sites for our wholly-owned brands

- Provides exposure to new revenue models, such as subscription-based
- Currently a small percentage of total revenue, but growing
- Full back-office capabilities underway

Omni-Channel Integration Increasingly Providing New Opportunities

Innovating in DS; low-cost pilot launching via DSD ←

Increasingly selling DS products via eComm ←

(1) Includes restaurants, hotels, casinos, convenience stores, fast food chains, coffee shops, universities, etc.
(2) Coffee Brewing Equipment, now rebranded as Revive
(3) Distribution Center

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Established Distribution & Servicing Network 3 Roasting Plants Portland, OR (x2) Headquarters: Northlake, TX 4 Distribution Centers Northlake, TX Northlake, IL Moonachie, NJ Opened Early 2021: Rialto, CA 3 Equipment Refurbishing Centers(1) Oklahoma City, OK Los Angeles, CA(2) Portland, OR 94 Branches & 213 Wholly-Owned Routes(3) (1) Supports our Coffee Brewing Equipment, or CBE, business (2) Date of completion expected in H2 of 2022 (3) Pre-COVID: more than 400 routes Products in Over 50,000 Establishments Across All 50 States 8

9 Three Distinct Advantages Built Over 110 Years Vertically-Integrated Source-to-Consumption Model • One of the largest, nation-wide coffee & tea distribution & servicing networks in the U.S. • National leading coffee wholesaler, roaster, distributor, equipment servicer & manufacturer • Established, long-tenured relationships with leading global green coffee & allied suppliers • Sustainably-focused & community-driven (see appendix) Equipment Servicing Supports Sticky Customer Relationships & Cross/Upsell Opportunities • Revive Service & Restoration(1) – an industry-leading national field service fleet • Offers full repair & refurbishment for a wide array of coffee & tea related equipment • Manages equipment lifecycle; routinely cleans & inspects stations & provides skilled preventative maintenance • Our servicing fleets keep us “sticky” and provide cross & up-sell opportunities • Recently launched service business to 3rd parties as new revenue source (5 geographies to date) Owns & Operates One of The Largest, Fully-Integrated DSD Networks in The U.S. • We operate one of the largest & most skilled fleets in the country • Experienced frontline personnel with average tenure of 15+ years • Established long-term relationships; we manage our customers’ inventory & write their orders • Leverage network & existing capabilities to improve the customer experience (1) Formerly known as our Coffee/Tea Brewing Equipment, or “CBE”

Business Update 2

11 Turnaround Taking Hold: High-level Update • Continued gross margin expansion despite inflationary headwinds • Margins inline with pre-COVID, despite lower DSD volumes • Dallas/Ft. Worth (“DFW”) roasting facility output at the highest level in history, with potential for expansion • Recent price increases beginning to flow through P&L • Expected to be significantly more impactful beginning F3Q(1) • Expected bottom-line benefit from cost-plus nature of DS(1) • DS improvement driven by recently-optimized customer base & recovery of several larger accounts Despite Global Headwinds, Operating Efficiency Initiatives Are Taking Hold, As Evidenced By Sustained Margin Expansion & Increased Volumes (1) On average, it takes ~45 days for price increases to flow through due to customer obligations & a 30-day grace period. Similarly, there’s a 30- to 90-day contractual lag before we can pass through DS costs to customers. (2) Unaudited At F2Q-end, GM expanded >400bps Y/Y to 29.5%; the strongest since F2Q of 2019—prior to onset of COVID 15% 18% 21% 24% 27% 30% 33% $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 F4Q20 F1Q21 F2Q21 F3Q21 F4Q21 F1Q22 F2Q22 Gross Income & Gross Margin(2) Gross Income Gross Margin

12 Direct-Store-Delivery (“DSD”) Update Sales Volumes • F2Q marked our 6th consecutive quarter of growth • YTD has hovered in the (14)% to (17)% range(1); impacted by holidays & regional weather issues • Nationally now within (5)% to (10)% with some individual regions performing even better(1) (1) Compared to weekly (historical) pre-COVID volume levels; unaudited Operations • Consumer behaviors normalizing despite lingering labor & supply issues • Inventory stocking improved • Transportation & rerouting efforts producing more efficient freight expenses • Customer base & order size continuing to expand • Won several smaller, regional contracts YTD; wins expected to accelerate as COVID further recedes -35% -30% -25% -20% -15% -10% -5% Weekly DSD Volumes(1) Ended FQ2 (17)%(1) Compared to (40)% a Year Ago 1st Week of March Strongest Yet With Volumes (10)%(1)

Our Story 3

Pre-2019: Events That Led to Management Change: 14 Our History At-a-Glance: Turnaround Operational Inefficiencies • Relocated corporate headquarters from CA to TX • New DFW facility lacked manufacturing capacity build-out • Closed Torrance & Boyd’s distribution & manufacturing facilities in the West Underperforming Boyd’s Acquisition • Incomplete integration • Poor customer & SKU performance • Excessive write-downs & expenses Cash Flow Deterioration • Inventory buildup & waste • Resulting in liquidity issues

15 New Management Team Deverl Maserang President & CEO Scott Drake CFO & Treasurer Maurice Moragne, Chief Sales Officer Ruben Inofuentes Chief Supply Officer Nathalie Fontanilla Oetzel VP of Product Marketing & Innovation Amber Jefferson Chief Human Resources Officer

16 New Management Team Embarked on Comprehensive Turnaround Strategy Fixed Inefficient Footprint • Exited inefficient Houston facility • Expanded Dallas/Ft. Worth facility (“DFW”) • Re-opened West Coast distribution center • Continue to review IT & digital platforms Optimized Operations & Increased Output • Increased business efficiencies (e.g., reduced SKU count by 48% since early 2019) • Increased manufacturing throughput at both DFW & Portland facilities • Expanded co-manufacturing network • Upgraded sales function (strategy, structure, and tools) • Launched e-comm sites for four of our wholly-owned retail brands • Boyd’s, Public Domain, West Coast Coffee and China Mist • Re-establishing innovation & commercialization pipeline

Our Story At-a-Glance: COVID Acceleration

Reduced Volumes = Deeper Business Insights = Ground-Up Optimization

Conducted Detailed Audit of Our Product Portfolio & Rationalized Our Business

- Developed new targeting strategies, tiered DSD customers & national DS accounts
- Refined our SKU rationalization process
- Right-sized our cost structure relative to volumes

Strengthened Our Balance Sheet & Improved Working Capital

- Exceeded $6.5 million monthly savings goals
- Improved technology & processes around A/R
- Amended & replaced existing credit facility

Improved Sales, Production & Distribution Structures

- Restructured sales team & added Chief Sales Office & Sales Ambassador positions
- Rationalized focus regions from 9 to 5

Modernized Operations & Infrastructure via Technological Upgrades

- Implemented *HighJump*[1] across our DSD routes; improved inventory & selling infrastructure
- Launched new eComm websites for 4 of our brands



(1) HighJump is a route handheld technology, providing us with pre-sale capabilities, such as accepting credit cards payments on our DSD routes

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18 Forward-Looking Initiatives Move Closer to Customers • White Glove services; keeping our customers in-stock & expanding our customer base • Revive/CBE business; piloting third-party maintenance & repair revenue opportunities Further Unlock 110-Year-Old National Distribution Network • Leverage network to become the premier specialty distribution company • Build market-expanding partnerships that expose us to industry innovation; cost-effectively test & scale new products • Address technology deficit to allow for efficiencies & growth Innovate & Integrate: eComm (DTC), B2C & B2B • Invest in infrastructure & operational upgrades, such as a fully-automated back office, which is underway • Leverage cross-channel synergies to test & launch new allied(1) & coffee products • Continue to roll-out e-comm sites across our business; three sites launched to-date Improve Go-to-Market Sales Approaches • Improve pre-sale strategies; phone/online to remote/low volume customers • Leverage fully dedicated Sales Ambassadors to pursue new customers • Continue to improve customer support; already added a 24/7 call center Leverage Internal & External Contract Manufacturing Capabilities • Become a contract manufacturer for both our institutional food service & retail channels • Run efficiently & near capacity; continue to utilize partnerships & cross-channel integration (1) Allied products consist of all our non-coffee or coffee-supplementary products

19 Near-Term Priorities Operate with a Cost Avoidance Mentality • Continuing to find new ways to mitigate macro challenges via: • Procurement improvements & streamlining product flow across the network • Rationalizing truck fleet departures & routes; shipping directly to branches/DCs instead of through DFW first • Continued SKU count & product portfolio optimization & rationalization efforts Press Forward on Revive & Network Improvement Initiatives • CBE rebranded to Revive; now operating in 5 pilot markets; improving infrastructure & marketing • Network improvements in Portland; moving more manufacturing into region; consolidating e-comm & supply Remain Agile & Logistically Nimble • Network can adjust product flow across marine, rail & truck transportation as conditions change • Proven ability to effectively re-route volume from West Coast into Gulf & East Coast Pay Down Debt While Delivering Adjusted EBITDA Growth • Strengthen the balance sheet & position post-COVID capital structure to support longer-term growth

Financials 4

21 Financial Highlights & Update Income Statement • Long-term cost savings materializing in COGS • Commitment to more efficient SG&A cost structure going forward • Expect sales recovery in key segments (COVID & labor shortages are primary hurdles) Balance Sheet • Improved working capital in recent years via processes & technology • Appropriate debt structure provides needed flexibility to support growth • Reduced liabilities strengthen balance sheet Cash Flows • Optimizing capital investment (increased refurbished coffee & tea equipment versus purchased new) • Increased gross margins + cost containment = improved EBITDA dollars & margins In Strong Position to Deliver Operating Leverage as Volumes Return in Economic Recovery

22 Selected Income Data(1) (1) Unaudited ($ in thousands, except per share data) JUN '20 SEP '20 DEC '20 MAR '21 JUN '21 SEP '21 DEC ‘21 Sales 81,083 97,270 104,571 93,152 102,857 108,362 118,445 Cost of Goods Sold (COGS) incl. D&A 66,361 75,215 78,561 70,257 74,831 78,828 87,163 Gross Income 14,722 22,055 26,010 22,895 28,026 29,534 31,282 SG&A Expense 29,744 32,230 34,222 31,952 33,893 37,226 39,061 EBIT (Operating Income) (15,022) (10,175) (8,212) (9,057) (5,867) (7,692) (7,779) Pretax Income (8,691) (6,128) (4,022) (13,744) (4,161) (2,362) (5,294) Net Income Available to Common Stockholders (9,858) (6,412) (17,868) (13,828) (4,117) (2,571) (5,568) GAAP EPS (diluted) (0.57) (0.37) (1.02) (0.78) (0.24) (0.14) (0.31) Diluted S/O (M) 17.34 17.42 17.53 17.76 17.34 17.97 18.11

23 Historical Gross Profit & Margin(1) Cost Improvements Reflected in Gross Margins Are Accelerating (1) Unaudited Historical Gross Margins ~35% Pre-Boyd’s Acquisition ~30% Post-Boyd’s Integration (in thousands) 10% 15% 20% 25% 30% 35% $10,000 $20,000 $30,000 $40,000 $50,000 SEP '19 DEC '19 MAR '20 JUN '20 SEP '20 DEC '20 MAR '21 JUN '21 SEP '21 DEC '21 Gross Income Gross Margin

24 Adjusted EBITDA(1)(2) (1) Unaudited, (2) As defined by, and per FactSet data as of 3/10/22. Full reconciliation can be found in our latest SEC filings. ($ in thousands) JUN '20 SEP '20 DEC '20 MAR '21 JUN '21 SEP '21 DEC '21 GAAP EBITDA(2) 184 2,906 5,288 (4,800) 8,089 6,089 2,389 Restructuring charge 1,027 903 1,968 1,793 1,134 590 352 Gain/loss on asset sale (1,863) 618 (1,168) 488 (532) (4,582) 153 Asset impairments - - 1,243 - - - - Stock option expense 1,132 1,155 794 1,611 1,019 1,392 1,605 Pension settlement charges - - - - (6,359) - - Other adjustments 233 111 149 149 52 - - Non-GAAP EBITDA(2) 713 5,693 8,274 (759) 3,403 3,489 4,499

25 Selected Balance Sheet Data(1) (1) Unaudited ($ in thousands) JUN '20 SEP '20 DEC '20 MAR '21 JUN '21 SEP '21 DEC '21 Cash & Short-Term Investments 60,013 11,025 5,857 8,474 10,438 6,189 3,799 Accounts Receivables, Net 38,899 40,125 39,730 35,846 36,883 41,989 46,461 Inventories 67,408 71,729 80,617 75,151 76,791 83,862 87,221 Intangible Assets 20,662 20,059 19,457 18,854 18,252 17,649 17,050 Property, Plant & Equipment, Net 186,750 191,873 187,513 162,588 176,345 175,836 172,577 Total Assets 477,449 355,021 356,083 340,261 423,140 345,736 346,658 ST Debt & Current Portion LT Debt 5,854 7,631 7,029 6,229 7,404 9,001 10,042 Accounts Payable 36,987 50,038 49,797 44,610 45,703 52,816 54,346 Long-Term Debt excl. Lease Obligations 122,000 69,800 82,000 88,000 87,828 84,932 86,124 Capital & Operating Lease Obligations 15,637 21,818 20,770 20,363 20,612 22,976 22,089 Total Liabilities 365,536 251,393 259,890 258,272 318,181 237,703 241,348 Total Liabilities & Shareholders' Equity 477,449 355,021 356,083 340,261 423,140 345,736 346,658

Contact Us Investor Relations investor.relations@farmerbros.com

27 Appendix

28 Community & Sustainably Driven Sustainability Leadership Abroad • Dedicated staffing focused on sustainability; 9-year history of sustainability reporting with yearly reports • Co-founding member of World Coffee Research (WCR); supports research in origin countries to increase sustainability • Project Direct; work with growers in pursuit of shared value; 11-year-old sourcing history in El Salvador & Nicaragua • Public goal of responsibly sourcing 100% of our green coffee by 2025; currently at 35% Environmentally-Focused at Home • Refurbishing facilities repurpose ~9,000 units/year; 6,744 fewer units purchased in 2020; costs saving of $9.9 million over 2019 • Driving towards zero-waste status in roasting & distribution facilities; companywide, 76% of waste diverted from landfills • 100% of our roasting facilities have achieved zero waste status; 90% diversion from landfill since 2018; currently at 92% diversion • Northlake, IL, distribution center is zero waste (95% diversion); 10% of our branches are zero waste • Recognized by Newsweek as one of America’s Most Responsible Companies of 2021 • First coffee-focused company to adopt the Science Based Targets Initiative (SBTi) with a 1.5°C scenario • Top 7% on CDP Worldwide’ s 2020 Supplier Engagement Leaderboard on Climate Change; only 400 companies recognized out of 9,600 worldwide; scored into the CDP Leadership band (meaning A or A-) since 2017 • HQ office & Portland facility are LEED® Silver certified We View Social Involvement & Sustainability as Part of Our Responsibility